SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                ----------------



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 18, 2001



                         GREENE COUNTY BANCSHARES, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


             Tennessee                     0-14289               62-1222567
             ---------                     -------               ----------
   (State or Other Jurisdiction          (Commission          (I.R.S. Employer
         of Incorporation)               File Number)        Identification No.)

            100 North Main Street, Greeneville, Tennessee 37743-4992
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                    (Address of principal executive offices)


                                 (423) 639-5111
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               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


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Item 5. Other Events.
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     On  April  18,  2001,  the  Registrant  issued a press  release  announcing earnings of $2.91 million for the first quarter ended March 31, 2001. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in Item 5.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         Exhibit 99.1      Press release dated April 18, 2001, with respect
                           to the Registrant's financial results for the first quarter ended March 31, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                     GREENE COUNTY BANCSHARES, INC.


Date:   April 26, 2001               By: /s/ R. Stan Puckett
                                         ---------------------------------------
                                         R. Stan Puckett
                                         President, Chief Executive Officer and
                                         Director
                                         (Duly Authorized Representative)